SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2007

WASTE INDUSTRIES USA, INC.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-31050	56-0954929
(Commission File Number)	(IRS Employer ID Number)

3301 Benson Drive, Suite 601, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (919) 325-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Form 8-K/A is to amend Item 2.02 of our Current Report on Form 8-K filed today, May 2, 2007, with the Securities and Exchange Commission. Specifically, this Current Report on Form 8-K/A corrects the date that the press release referred to in the original Form 8-K was filed. The original Form 8-K inadvertently reported that the press release was issued on May 31, 2007. The correct date that the press release was issued was May 1, 2007.

Except as otherwise expressly stated herein, this Form 8-K/A does not modify or update in any way disclosures or the exhibit contained in the original Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On May 1, 2007, Waste Industries USA, Inc. issued a press release announcing its unaudited first quarter 2007 results. A copy of the May 1, 2007 press release is attached hereto as an exhibit and incorporated herein by reference.

The information furnished in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WASTE INDUSTRIES USA, INC.

Date: May 2, 2007
/s/ D. Stephen Grissom
D. Stephen Grissom
Chief Financial Officer

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